UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, NY		10019
(Address of principal executive offices)		(Zip code)

William G. Galipeau – 1633 Broadway New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		888-877-4626

Date of fiscal year end:	October 31, 2014

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments

PIMCO Corporate & Income Strategy Fund Schedule of Investments

July 31, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 39.8%
$4,024	Alternative Loan Trust, 6.00%, 8/25/36, CMO	$3,723,656
198	American Home Mortgage Assets Trust, 0.385%, 9/25/46, CMO (j)	10,023
	Banc of America Alternative Loan Trust, CMO,
8,186	5.50%, 10/25/35	7,469,973
239	6.00%, 1/25/36	205,147
2,245	6.00%, 7/25/46	1,874,874
	Banc of America Funding Trust, CMO,
4,590	6.00%, 3/25/37	3,902,611
624	6.00%, 7/25/37	478,874
	Banc of America Mortgage Trust, CMO,
4,700	5.50%, 11/25/35	4,527,026
991	6.00%, 3/25/37	939,948
356	6.50%, 9/25/33	368,435
	BCAP LLC Trust, CMO (a)(c),
1,898	5.315%, 3/26/37 (j)	669,595
1,887	17.00%, 7/26/36	1,944,490
10,367	Bear Stearns Adjustable Rate Mortgage Trust, 2.57%, 8/25/35, CMO (j)	9,147,927
	Bear Stearns ALT-A Trust, CMO (j),
1,480	2.612%, 9/25/35	1,195,446
1,470	2.622%, 8/25/36	1,115,385
2,420	2.663%, 11/25/36	1,706,876
2,554	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	2,373,230
	Chase Mortgage Finance Trust, CMO,
21	2.51%, 12/25/35 (j)	19,360
1,627	6.00%, 7/25/37	1,424,676
2,734	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	2,855,125
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
1,468	5.229%, 8/25/35	1,462,718
594	5.354%, 4/25/37	529,706
6,988	5.67%, 9/25/37	6,394,915
	CitiMortgage Alternative Loan Trust, CMO,
8,122	5.75%, 5/25/37	7,216,248
5,094	6.00%, 1/25/37	4,269,694
4,455	6.00%, 6/25/37	3,774,038
	Countrywide Alternative Loan Trust, CMO,
619	5.50%, 3/25/35	583,975
289	5.50%, 3/25/36	241,309
3,535	5.50%, 5/25/36	2,866,971
773	5.75%, 1/25/35	794,487
927	5.75%, 2/25/35	912,544
1,458	5.75%, 3/25/37	1,237,832
1,873	6.00%, 2/25/35	2,011,463
9,946	6.00%, 4/25/36	9,209,272
9,448	6.00%, 2/25/37	7,478,339
2,311	6.00%, 4/25/37	1,964,391
3,331	6.00%, 5/25/37	2,759,570
768	6.00%, 7/25/37	740,128
1,934	6.00%, 8/25/37	1,528,918
2,571	6.25%, 12/25/36 (j)	2,163,218
883	6.50%, 8/25/36	663,762
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
517	2.383%, 9/20/36 (j)	386,681
1,040	5.50%, 10/25/35	1,019,779
1,534	5.75%, 3/25/37	1,424,989
1,014	6.00%, 2/25/37	966,370
2,275	6.00%, 3/25/37	2,161,884
302	6.00%, 4/25/37	283,456
9,552	6.00%, 7/25/37	8,179,488
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
983	6.00%, 2/25/37	893,144
2,292	6.00%, 6/25/37	2,091,501
2,509	6.75%, 8/25/36	2,015,549
1,427	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,166,281
9,873	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	8,262,814
	GSR Mortgage Loan Trust, CMO,
1,168	2.40%, 8/25/34 (j)	1,094,844
1,725	5.072%, 11/25/35 (j)	1,716,659
1,087	5.50%, 5/25/36	1,023,206
6,190	6.00%, 2/25/36	5,555,664
4,226	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	2,979,724
	JPMorgan Alternative Loan Trust, CMO,
3,347	2.576%, 3/25/37 (j)	2,639,959
3,479	6.00%, 12/25/35	3,252,087

2,500	6.31%, 8/25/36	2,040,968
	JPMorgan Mortgage Trust, CMO,
1,489	2.598%, 1/25/37 (j)	1,313,266
6,474	2.604%, 2/25/36 (j)	5,770,694
2,551	5.00%, 3/25/37	2,364,840
173	5.75%, 1/25/36	163,056
4,473	6.00%, 1/25/36	4,116,827
451	6.00%, 8/25/37	406,337
	Lehman Mortgage Trust, CMO,
1,641	6.00%, 7/25/36	1,328,812
512	6.00%, 7/25/37	468,385
3,091	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	2,238,872
1,199	Merrill Lynch Mortgage Investors Trust, 2.797%, 3/25/36, CMO (j)	837,220
	Morgan Stanley Mortgage Loan Trust, CMO,
4,662	4.993%, 5/25/36 (j)	3,758,279
3,824	6.00%, 2/25/36	3,787,271
7,580	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (j)	5,358,037
	Residential Accredit Loans, Inc., CMO,
476	0.385%, 5/25/37 (j)	124,076
4,305	3.422%, 12/26/34 (j)	3,766,171
2,098	6.00%, 6/25/36	1,711,952
3,912	6.00%, 8/25/36	3,189,336
3,314	6.00%, 9/25/36	2,410,332
4,178	6.00%, 12/25/36	3,310,266
1,394	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	1,418,235
	Residential Asset Securitization Trust, CMO,
2,833	4.914%, 6/25/46 (j)	2,056,211
1,165	6.00%, 2/25/36	927,607
777	6.00%, 9/25/36	519,214
3,839	6.00%, 11/25/36	2,873,364
2,406	6.00%, 3/25/37	1,876,693
3,257	6.00%, 5/25/37	2,922,042
3,649	6.25%, 9/25/37	2,693,230
	Residential Funding Mortgage Securities I, CMO,
3,218	3.375%, 2/25/37 (j)	2,597,318
1,478	6.00%, 1/25/37	1,374,048
1,890	6.25%, 8/25/36	1,730,924
308	6.50%, 3/25/32	321,434
	Sequoia Mortgage Trust, CMO (j),
697	2.443%, 2/20/47	610,819
1,405	5.171%, 7/20/37	1,356,553
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
5,081	2.466%, 11/25/36	4,139,424
6,715	4.925%, 3/25/37	5,037,975
4,335	5.025%, 5/25/36	3,617,027
4,107	5.056%, 1/25/36	3,161,341
2,093	5.156%, 7/25/35	1,848,674
1,550	5.358%, 7/25/36	1,451,112
9,233	5.394%, 7/25/36	6,383,424
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
736	2.697%, 2/25/37	645,287
1,392	2.707%, 4/25/37	1,194,308
	WaMu Mortgage Pass-Through Certificates, CMO (j),
837	2.125%, 7/25/37	703,479
571	2.342%, 9/25/36	523,476
172	2.363%, 3/25/37	164,359
825	2.374%, 2/25/37	736,014
1,314	4.61%, 2/25/37	1,230,738
2,268	4.676%, 7/25/37	2,150,643
4,663	6.089%, 10/25/36	4,029,079
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
108	0.878%, 4/25/47 (j)	6,390
675	0.958%, 5/25/47 (j)	65,117
3,433	6.00%, 10/25/35	2,627,022
1,527	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,467,273
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
908	2.61%, 7/25/36 (j)	836,653
172	2.613%, 5/25/36 (j)	161,452
7,466	2.613%, 8/25/36 (j)	7,152,036
429	2.615%, 4/25/36 (j)	415,592
968	5.688%, 10/25/36 (j)	949,691
912	6.00%, 7/25/37	904,598
Total Mortgage-Backed Securities (cost-$258,308,764)		275,215,127

CORPORATE BONDS & NOTES - 21.7%
Airlines - 0.7%
1,449	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,666,437
2,637	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	2,972,672
		4,639,109

Auto Manufacturers - 1.4%
	Ford Motor Co.,
5,700	7.70%, 5/15/97	7,221,051
1,500	9.98%, 2/15/47	2,343,870
		9,564,921
Banking - 10.6%
	Ally Financial, Inc.,
2,900	6.25%, 12/1/17	3,153,750
2,000	8.30%, 2/12/15	2,063,750
4,750	Citigroup, Inc., 6.125%, 8/25/36	5,474,104
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	438,825
$3,120	8.00%, 6/15/20 (a)(c)(f)	3,442,948
8,500	8.50%, 12/17/21 (a)(c)(f)	9,358,092
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	612,160
£3,100	9.125%, 7/15/20	5,568,556
	Lloyds Bank PLC (f),
$4,949	7.50%, 6/27/24	5,208,823
10,300	12.00%, 12/16/24 (a)(b)(c)(h) (acquisition cost - $14,572,000; purchased 9/18/13 - 5/20/14)	15,141,000
3,600	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	4,302,720
19,100	Wachovia Capital Trust III, 5.57%, 9/2/14 (f)	18,515,062
		73,279,790
Diversified Financial Services - 2.5%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,978,000
7,200	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(h) (acquisition cost - $7,128,000; purchased 11/18/13)	7,713,216
1,900	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	2,119,450
5,069	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(h) (acquisition cost - $5,008,501; purchased 9/23/13)	5,260,929
		17,071,595
Electric Utilities - 0.4%
2,357	Bruce Mansfield Unit, 6.85%, 6/1/34	2,629,496
457	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(b)(c)(h) (acquisition cost - $468,138; purchased 8/25/04)	449,869
		3,079,365
Insurance - 1.3%
3,400	AIG Life Holdings, Inc., 7.57%, 12/1/45 (a)(b)(c)(h) (acquisition cost - $3,885,360; purchased 7/26/11 - 1/23/13)	4,564,303
	American International Group, Inc.,
2,500	6.25%, 3/15/87 (converts to FRN on 3/15/37)	2,800,605
1,400	8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,940,750
		9,305,658
Lodging - 0.4%
2,002	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(c)	2,530,331

Miscellaneous Manufacturing - 0.3%
2,300	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	2,334,500

Oil, Gas & Consumable Fuels - 1.9%
3,460	Anadarko Petroleum Corp., 7.00%, 11/15/27	4,081,426
9,000	Pertamina Persero PT, 6.45%, 5/30/44 (a)(c)	9,450,000
		13,531,426
Telecommunications - 2.2%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	9,530,423
5,360	Qwest Corp., 7.20%, 11/10/26	5,412,887
		14,943,310
Total Corporate Bonds & Notes (cost-$131,884,021)		150,280,005

U.S. GOVERNMENT AGENCY SECURITIES - 9.8%
	Fannie Mae, CMO,
84,432	3.00%, 2/25/43, IO	16,589,789
22,064	3.50%, 3/25/42 - 2/25/43, IO	4,023,801
8,416	4.00%, 1/25/43, IO	1,683,731
1,777	5.214%, 7/25/43 (b)(j)	1,359,883
650	5.218%, 12/25/42 (b)(j)	495,824
2,649	5.768%, 1/25/43 (b)(j)	1,999,239

7,350	5.995%, 11/25/42, IO (j)	1,722,210
3,151	6.445%, 4/25/41, IO (j)	556,491
	Freddie Mac, CMO,
75,002	3.00%, 2/15/33 - 12/15/42, IO	14,688,277
6,380	3.50%, 9/15/42, IO	1,091,776
8,293	4.50%, 10/15/42, IO	1,593,871
4,556	5.848%, 8/15/42, IO (j)	912,100
2,943	11.596%, 8/15/43 (b)(j)	3,136,980
6,000	Freddie Mac Strip, 9.68%, 1/15/43, CMO (b)(d)(e)	6,828,323
	Ginnie Mae, CMO,
10,319	4.00%, 5/16/42 - 8/16/42, IO	1,750,574
8,200	8.592%, 8/20/39 (b)(j)	9,081,953
Total U.S. Government Agency Securities (cost-$63,496,067)		67,514,822

MUNICIPAL BONDS - 6.9%
California - 2.0%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	5,121,354
1,220	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.75%, 10/1/37, Ser. A-T	1,348,844
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,628,660
		14,098,858
Illinois - 2.2%
12,700	Chicago, GO, 7.517%, 1/1/40, Ser. B	15,236,063

Louisiana - 0.3%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	950,504
820	8.55%, 12/1/34	974,267
		1,924,771
Nebraska - 2.3%
14,000	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	15,925,700

New Jersey - 0.1%
500	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	371,025
Total Municipal Bonds (cost-$43,002,147)		47,556,417

ASSET-BACKED SECURITIES - 5.0%
437	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	374,677
	Countrywide Asset-Backed Certificates (j),
3,065	5.264%, 7/25/36	3,019,909
10,331	5.304%, 10/25/46	8,943,004
1,955	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (j)	2,010,078
1,938	GSAA Home Equity Trust, 6.295%, 6/25/36	1,170,507
13,189	IndyMac Residential Asset-Backed Trust, 0.315%, 7/25/37 (j)	8,228,082
8,238	JP Morgan Mortgage Acquisition Trust, 5.289%, 1/25/37	6,097,168
1,953	Mid-State Trust IV, 8.33%, 4/1/30	1,990,701
1,492	Mid-State Trust VII, 6.34%, 10/15/36	1,577,439
1,086	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	811,229
Total Asset-Backed Securities (cost-$33,977,267)		34,222,794

Shares
PREFERRED STOCK - 3.7%
Banking - 0.5%
144,400	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i)	3,924,792

Diversified Financial Services - 3.2%
120,000	Citigroup Capital XIII, 7.875%, 10/30/40 (i)	3,250,800
15,300	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	18,694,687
		21,945,487
Total Preferred Stock (cost-$26,209,014)		25,870,279

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 13.1%
Repurchase Agreements - 12.8%
$14,400	Morgan Stanley & Co., Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $14,400,052; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $14,735,912 including accrued interest	14,400,000
62,900	RBC Capital Markets LLC, dated 7/31/14, 0.13%, due 8/1/14, proceeds $62,900,227; collateralized by U.S. Treasury Notes, 2.25%, due 7/31/21, valued at $64,263,075 including accrued interest	62,900,000
11,395	State Street Bank and Trust Co., dated 7/31/14, 0.00%, due 8/1/14, proceeds $11,395,000; collateralized by U.S. Treasury Notes, 0.875%, due 5/15/17, valued at $11,625,000 including accrued interest	11,395,000
Total Repurchase Agreements (cost-$88,695,000)		88,695,000

U.S. Treasury Obligations (g)(k)- 0.3%
1,909	U.S. Treasury Bills, 0.047%-0.076%, 8/21/14-1/22/15 (cost-$1,908,574)	1,908,564
Total Short-Term Investments (cost-$90,603,574)		90,603,564
Total Investments (cost-$647,480,854) (l)-100.0%		$691,263,008

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $64,837,273, representing 9.4% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2014.

(e)	Fair-Valued—Security with a value of $6,828,323, representing 1.0% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $31,061,999. The aggregate value is $33,129,317, representing 4.8% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(k)	Rates reflect the effective yields at purchase date.

(l)

At July 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $647,480,854. Gross unrealized appreciation was $46,362,349; gross unrealized depreciation was $2,580,195; and net unrealized appreciation was $43,782,154. The difference between book and tax cost was attributable to wash sale loss deferrals.

(m)	Interest rate swap agreements outstanding at July 31, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid	Unrealized Depreciation
Bank of America	$632,100	10/16/19	3-Month USD-LIBOR	2.00%	$(1,111,159)	$—	$(1,111,159)
Nomura Global Financial Products	611,000	10/16/19	3-Month USD-LIBOR	2.00%	(1,074,067)	189,621	(1,263,688)
					$(2,185,226)	$189,621	$(2,374,847)

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Morgan Stanley (CME)	$209,000	9/17/43	3.75%	3-Month USD-LIBOR	$(17,724,991)	$(6,000,091)
Morgan Stanley (CME)	209,000	6/19/44	3-Month USD-LIBOR	3.50%	9,159,698	15,977,825
					$(8,565,293)	$9,977,734

(n)	Forward foreign currency contracts outstanding at July 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
755,580 Brazilian Real settling 8/4/14	JPMorgan Chase	$333,236	$333,038	$(198)
719,040 Brazilian Real settling 8/4/14	UBS	318,089	316,932	(1,157)
3,441,000 British Pound settling 8/5/14	Barclays Bank	5,846,259	5,809,392	(36,867)
16,000 Euro settling 8/5/14	Citigroup	21,835	21,425	(410)
7,579,000 Euro settling 9/3/14	Citigroup	10,186,745	10,149,615	(37,130)
8,036,000 Euro settling 8/5/14	JPMorgan Chase	10,869,277	10,760,641	(108,636)
23,000 Euro settling 8/5/14	Morgan Stanley	31,478	30,798	(680)
Sold:
755,580 Brazilian Real settling 8/4/14	JPMorgan Chase	334,468	333,038	1,430
719,040 Brazilian Real settling 8/4/14	UBS	317,121	316,932	189
3,441,000 British Pound settling 8/5/14	Bank of America	5,839,377	5,809,392	29,985
3,441,000 British Pound settling 9/3/14	Barclays Bank	5,844,917	5,808,040	36,877
33,000 Euro settling 6/15/15	Bank of America	44,868	44,263	605
77,000 Euro settling 6/13/16	Bank of America	105,302	104,194	1,108
16,000 Euro settling 6/27/16	Bank of America	22,029	21,659	370
19,000 Euro settling 6/15/15	Barclays Bank	25,814	25,485	329
17,000 Euro settling 6/27/16	Barclays Bank	23,376	23,012	364
15,000 Euro settling 6/15/15	BNP Paribas	20,343	20,120	223
7,579,000 Euro settling 8/5/14	Citigroup	10,186,176	10,148,693	37,483
16,000 Euro settling 6/15/15	Citigroup	21,872	21,461	411
8,025,000 Euro settling 4/21/15	Credit Suisse First Boston	10,879,886	10,758,367	121,519
27,000 Euro settling 6/15/15	Credit Suisse First Boston	36,648	36,215	433
10,000 Euro settling 6/13/16	Deutsche Bank	13,692	13,532	160
496,000 Euro settling 8/5/14	JPMorgan Chase	674,393	664,171	10,222
23,000 Euro settling 6/15/15	Morgan Stanley	31,529	30,850	679
24,000 Euro settling 6/13/16	Morgan Stanley	33,008	32,476	532
19,000 Euro settling 6/15/15	National Australia Bank	25,838	25,485	353
27,000 Euro settling 6/13/16	National Australia Bank	36,998	36,535	463
26,000 Euro settling 6/27/16	National Australia Bank	35,773	35,195	578
				$59,235

(o)

At July 31, 2014, the Fund held $984,000 in cash as collateral and pledged cash collateral of $417,440 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended July 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at July 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$275,215,127	$—	$275,215,127
Corporate Bonds & Notes:
Airlines	—	—	4,639,109	4,639,109
Diversified Financial Services	—	11,810,666	5,260,929	17,071,595
Electric Utilities	—	449,869	2,629,496	3,079,365
All Other	—	125,489,936	—	125,489,936
U.S. Government Agency Securities	—	60,686,499	6,828,323	67,514,822
Municipal Bonds	—	47,556,417	—	47,556,417
Asset-Backed Securities	—	34,222,794	—	34,222,794
Preferred Stock:
Banking	3,924,792	—	—	3,924,792
Diversified Financial Services	3,250,800	18,694,687	—	21,945,487
Short-Term Investments	—	90,603,564	—	90,603,564
	7,175,592	664,729,559	19,357,857	691,263,008
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	244,313	—	244,313
Interest Rate Contracts	—	15,977,825	—	15,977,825
	—	16,222,138	—	16,222,138
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(185,078)	—	(185,078)
Interest Rate Contracts	—	(8,374,938)	—	(8,374,938)
	—	(8,560,016)	—	(8,560,016)
Totals	$7,175,592	$672,391,681	$19,357,857	$698,925,130

At July 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 7/31/14
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$5,905,974	$—	$(1,161,868)	$(33,855)	$(76,759)	$5,617	$—	$—	$4,639,109
Diversified Financial Services	5,103,819	—	(73,048)	1,671	855	227,632	—	—	5,260,929
Electric Utilities	106,885	—	(75,250)	—	(1,689,215)	1,657,580	2,629,496	—	2,629,496
U.S. Government Agency Securities	—	6,898,125	—	—	—	(69,802)	—	—	6,828,323
Totals	$11,116,678	$6,898,125	$(1,310,166)	$(32,184)	$(1,765,119)	$1,821,027	$2,629,496	$—	$19,357,857

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2014:

	Ending Balance at 7/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes
Airlines	$4,639,109	Third Party Vendor	Broker Quote	$112.75 - $115.00
Diversified Financial Services	$5,260,929	Third Party Vendor	Broker Quote	$103.79
Electric Utilities	$2,629,496	Third Party Vendor	Broker Quote	$111.55
U.S. Government Agency Securities	$6,828,323	Benchmark Pricing	Base Price	$114.97

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2014 was $334,554.

Glossary:

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CP - Certificates of Participation

€ - Euro

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Strategy Fund

By	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: September 26, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: September 26, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014